UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2009
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On February 19, 2009, The Williams Companies, Inc. (“Williams” or the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2008. A copy of the press release and its accompanying financial highlights and operating statistics and reconciliation schedules are furnished as a part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
          The press release and accompanying financial highlights and operating statistics and reconciliation schedules are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 7.01. Regulation FD Disclosure.
          On February 19, 2009, Williams announced that the Company will maintain its current structure, as the conclusion of its management and board of directors having completed the evaluation of a variety of structural changes as previously announced on November 6, 2008. A copy of the press release announcing the same is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.
          On February 19, 2009, Williams also announced that its domestic and international proved natural gas reserves as of December 31, 2008, increased to approximately 4.5 trillion cubic feet equivalent. Williams replaced its 2008 U.S. wellhead production of 406 billion cubic feet equivalent (Bcfe) at a rate of 148 percent. A copy of the press release announcing the same is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.
          The press releases are being furnished pursuant to Item 7.01, Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)	None

(b)	None

(c)	None

(d)	Exhibits

Exhibit 99.1	Copy of Williams’ press release, and its accompanying schedules, dated February 19, 2009, publicly announcing its fourth quarter and year-end 2008 financial results and that it will maintain its current structure.

Exhibit 99.2	Copy of Williams’ press release dated February 19, 2009, publicly announcing its replacement of 2008 U.S. natural gas production.

          Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Date: February 19, 2009	By: Name:	/s/ Donald R. Chappel Donald R. Chappel
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

Exhibit 99.1	Copy of Williams’ press release, and its accompanying schedules, dated February 19, 2009, publicly announcing its fourth quarter and year-end 2008 financial results and that it will maintain its current structure.

Exhibit 99.2	Copy of Williams’ press release dated February 19, 2009, publicly announcing its replacement of 2008 U.S. natural gas production.

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